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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated December 14, 1998, relating to the financial statements of Intraware, Inc., which appears in such Prospectus. We also consent to the references to us under the heading "Experts" in such Prospectus.

/s/ PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSECOOPERS LLP
San Jose, California
January 29, 1999